UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 14, 2026
(Date of earliest event reported)

Columbia Banking System, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington	000-20288	91-1422237
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 A Street
Tacoma, Washington 98402-4200
(address of Principal Executive Offices)(Zip Code)

(253) 305-1900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock, No Par Value	COLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ☐ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ☐ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 14, 2026, Columbia Banking System, Inc. (the “Company”) held the Company’s 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”). There were 289,993,853 shares outstanding and entitled to vote at the 2026 Annual Meeting; of those shares 270,265,070 were present in person or by proxy. The following matters were voted upon at the 2026 Annual Meeting:

1.The election of twelve directors to serve on the board of directors of the Company until the Company’s 2027 Annual Meeting of Shareholders or until their successors have been elected and have qualified;
2.An advisory (non-binding) resolution to approve the compensation of the Company's named executive officers; and
3.An advisory (non-binding) resolution to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.

The following is a summary of the voting results for the matters voted upon by the shareholders.

1. Election of Directors

Director's Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Clint E. Stein	243,174,728	4,476,088	5,957,172	16,657,082
Luis F. Machuca	231,293,225	16,373,483	5,941,280	16,657,082
Mark A. Finkelstein	240,451,082	7,213,830	5,943,076	16,657,082
Eric S. Forrest	242,094,463	5,578,574	5,934,951	16,657,082
Steven R. Gardner	243,307,669	4,365,598	5,934,721	16,657,082
Randal L. Lund	245,583,922	2,088,282	5,935,784	16,657,082
M. Christian Mitchell	245,439,853	2,235,070	5,933,065	16,657,082
John F. Schultz	245,503,988	2,170,205	5,933,795	16,657,082
Elizabeth W. Seaton	243,847,354	3,829,949	5,930,685	16,657,082
Jaynie Miller Studenmund	245,948,532	1,727,727	5,931,729	16,657,082
Hilliard C. Terry, III	240,717,344	6,909,379	5,981,265	16,657,082
Anddria Varnado	245,889,746	1,760,093	5,958,149	16,657,082

2. Advisory (non-binding) Approval of Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
240,301,679	12,934,531	371,778	16,657,082

3. Advisory (non-binding) Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
269,295,913	792,258	176,899	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC. (Registrant)
Dated: May 15, 2026	By:/s/ Kumi Yamamoto Baruffi Kumi Yamamoto Baruffi Executive Vice President, General Counsel